UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: April 14, 1998)

                            BCAM INTERNATIONAL, INC.
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             (exact name of registrant as specified in its charter)

           NEW YORK                   0-18109                 13-3228375
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number

                1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747
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               (Address of principal executive office)  (Zip code)

       Registrant's telephone number, including area code: (516) 752-3550

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             (Former name or address, if changed since last report)

Item 5.   Other Events

      a. Recent Sales of Unregistered Securities - Sale of common stock and warrants of the Company - On April 14, 1998 the Company commenced an offering of $2,000,000 of its common stock and warrants in a private placement to accredited investors. Such offering was completed on April 22, 1998.

The offering raised aggregate proceeds of $2,000,000 for the purchase of 1,980,198 shares of common stock of the Company and warrants to purchase 250,000 shares of common stock at $2.05 for three years by seven accredited investors as follows:

                                                         Common                  Common
                                            Common     Shares in      Total       shares
                                Amount      Shares       escrow      Common       under
      Name of purchaser         paid(b)    issued (a)    (a)(b)     Shares (a)  warrants
      -----------------         -------    ----------  ---------    ----------  --------
Balmore Funds S.A.            $  850,000     631,189     210,395      841,584   106,250
Austost Anstalt Schaan        $  750,000     556,931     185,643      742,574    93,750
Beeston Investments Ltd.      $  200,000     148,515      49,505      198,020    25,000
Manor Investments             $  100,000      74,258      24,752       99,010    12,500
Ellis Enterprises             $   50,000      37,129      12,376       49,505     6,250
East Lane Corporation, Ltd.   $   50,000      37,129      12,376       49,505     6,250
                              ----------   ---------     -------    ---------   -------
       Totals                 $2,000,000   1,485,151     495,047    1,980,198   250,000
                              ==========   =========     =======    =========   =======

(a)   Prior to "repricing", if any, as discussed below.

(b) See below regarding proceeds and shares held in escrow pending the filing of a registration statement.

--------------------------

Of the amount raised by the Company, $500,000 and 495,145 shares are held in escrow pending the Company's filing of a registration statement covering the shares and shares underlying the warrants prior to June 13, 1998. The Company has agreed to register such shares and has agreed to penalties of 3% per month should the registration statement not be declared effective within 130 days.

The number of shares issuable to these investors will be "repriced" in increments pursuant to a schedule. The increments are initially four $300,000 increments and then four $200,000 increments on eight occasions. The repricing increments commence with the effectiveness of a registration statement covering the shares, then one increment 60 days later and the remaining six increments in 30 day intervals thereafter. On such dates, the investor would receive the additional number of shares, if any, that result from the difference between the number of shares actually issued and the number of shares which would have been issued at 77% of the average closing bid price, as defined, for the five trading days immediately preceeding but not including, the "repricing" date. Each "repricing' calculation is made independent of the other "repricing" calculations.

The operation of the "repricing" provision could result in significantly greater number of shares being issued than the amounts listed in the above table.

The investors have agreed not to sell any shares before at least 120 days after the closing. The Company is exposed to significant penalties for failure to have a registration statement declared effective covering such shares within 130 days. The Company has agreed not to issue certain financings for 270 days after


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

issuance of all shares under the "repricing" provisions without the consent of the investors and has agreed to a right of first refusal as defined in the agreements.

The Company has paid a placement agent a 6.5% fee in connection with the transaction.

The $2,000,000 issuance of common stock and warrants will trigger the anti-dilution provisions of the 10%/13% Convertible Notes and the Company's currently outstanding Class B and Class E warrants. Anti-dilution computations have not yet been completed.

The Registrant claims exemption from registration of this placement by virtue of
Section 4(2) of the Securities Act of 1933.

      b. Restructure of 10%/13% Convertible Notes - Effective April 14, 1998 the Company and the holders of its 10%/13% Convertible Notes and related warrants entered into a First Amendment (and related Stock Pledge Agreement and Security Agreement) of the September 1997 Note Purchase Agreement in order to restructure the obligation.

The key elements of the restructuring are as follows: (1) waiving of the Company's violations of the financial covenants at December 31, 1997, as well as certain other breaches of the agreement, (2) eliminating the financial covenants through April 16, 1999, (3) securing the obligation with a pledge of all of the assets of the Company (excluding the assets of Drew Shoe which are already pledged to a bank), including the stock of the Company's subsidiaries, (4) accelerating the maturity date for the obligation from September 19, 2002 to April 16, 1999, (5) cancellation of Class DD warrants to purchase 400,000 shares of common stock of the Company and (6) issuance to the holders a total of 10% of the common shares of the Company's subsidiaries Drew Shoe Corporation and BCAM Technologies, Inc., among other matters. The Company expects to take a significant charge to operations in 1998 in connection with the finalization of the restructuring of the debt.

      c. Change in Directors - Effective April 1, 1998, Mr. Charles Schulyer resigned from the Board of Directors of the Company. Mr. Schulyer continues in his full-time role as President and Chief Executive Officer of the Company's Drew Shoe Corporation subsidiary. Effective April 14, 1998, Mr. Joseph Jacobs, President of Wexford Management LLC (an investment management firm providing services for a series of investment partnerships, including Impleo, LLC the holder of $5,000,000 face amount of Convertible Notes, several public companies and several private investments) joined the Registrant's Board of Directors.

Item 7. Financial Statements and Exhibits

      Exhibits

      10.70 Form of Subscription Agreement between the Company and the investors in the April 1998 private placement of common stock and warrants

      10.71 Form of Common Stock Purchase Warrant between the Company and the investors in the April 1998 private placement of common stock and warrants.

      10.72 Escrow Agreement between the Company, the several investors and Grushko and Mittman (as escrow agent) in connection with the April 1998 private placement of common stock and warrants.

      10.73 First Amendment, dated as of April 14, 1998, to Note Purchase Agreement dated September 19, 1997 between the Company and Impleo, LLC.


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

      10.74 First Amendment, dated as of April 14, 1998, to Note Purchase Agreement dated September 19, 1997 between the Company and the members of the Kirr Marbach group.

      10.75 Security Agreement dated as of April 14, 1998 between Wexford Management, LLC, as agent for the noteholders, and the Company.

      10.76 Stock Pledge Agreement dated as of April 14, 1998 between Wexford Management, LLC, as agent for the noteholders, and the Company.

Forward Looking Statements

      This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Company's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BCAM INTERNATIONAL, INC.


                                             By: /s/ Michael Strauss
                                                 -------------------------------
                                                 Michael Strauss, President
                                                 Chairman of the Board and
                                                 Chief Executive Officer

Date: May 4, 1998


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